UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Liquidity Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6931 Arlington Road Suite 460
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 4676868

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 29, 2024, Liquidity Services, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given. Four proposals were submitted to the stockholders of the Company (the “Stockholders”) at the Annual Meeting. The Stockholders voted in accordance with the recommendation of the Board of Directors on each of the four proposals. The final voting results are as follows:

Proposal 1: Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Katharin S. Dyer	23,309,467	2,126,209	2,852,101
Amath Fall	24,832,141	603,535	2,852,101
Beatriz V. Infante	24,766,717	668,959	2,852,101

Summary of Results: Each Director Nominee was duly elected to serve until the Annual Meeting of Stockholders in 2027 or until his, her or their successor has been duly elected and qualified, or until the earlier of his, her or their death, resignation or retirement.

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2024.

Votes For	28,247,432
Votes Against	27,185
Abstentions	13,160

Result of Vote: The Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2024.

Proposal 3: Approval of an Advisory Resolution on Named Executive Officer Compensation.

Votes For	25,029,535
Votes Against	400,228
Abstentions	5,913
Broker Non-Votes	2,852,101

Result of Vote: The Stockholders approved the advisory resolution on named executive officer compensation.

Proposal 4: Approval of an Amendment to the Company’s Third Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

Votes For	16,036,719
Votes Against	9,388,654
Abstentions	10,303
Broker Non-Votes	2,852,101

Result of Vote: The Stockholders approved the amendment to the Company’s Third Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 29, 2024	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary